                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /   Preliminary Proxy Statement              / / Confidential, for Use of the
/X/   Definitive Proxy Statement                   Commission Only (as permitted
/ /   Definitive Additional Materials              by Rule 14a-6(e)(2))
/ /   Soliciting Material under Rule 14a-12

                        BLONDER TONGUE LABORATORIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2. Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4. Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5. Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials:
                                                    ----------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1. Amount Previously Paid:

        ------------------------------------------------------------------------

     2. Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3. Filing Party:

        ------------------------------------------------------------------------

     4. Date Filed:

        ------------------------------------------------------------------------

                        BLONDER TONGUE LABORATORIES, INC.
                               One Jake Brown Road
                          Old Bridge, New Jersey 08857
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 4, 2001

                             ----------------------

To Our Stockholders:

         The 2001 Annual Meeting of Stockholders of Blonder Tongue Laboratories, Inc. (the "Company") will be held at the Hyatt Regency New Brunswick, 2 Albany Street, New Brunswick, New Jersey 08901, on May 4, 2001, beginning at 10:00 a.m., local time, for the following purposes:

     1. To elect two Directors constituting Class III of the Board of Directors to serve until the 2004 Annual Meeting of Stockholders or until their successors have been elected and qualified;

     2. To ratify the appointment of BDO Seidman, LLP, certified public accountants, as the Company's independent auditors for the year ending December 31, 2001; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         A Proxy, if properly executed and received in time for the voting, will be voted in the manner directed therein. If no direction is made, such Proxy will be voted FOR all proposals therein.

         The Board of Directors has fixed the close of business on March 21, 2001, as the record date for determining stockholders entitled to notice of the meeting and to vote at such meeting or any adjournments thereof, and only stockholders of record at the close of business on March 21, 2001, are entitled to notice of and to vote at such meeting or any adjournments thereof.

         Your attention is directed to the attached Proxy Statement for further information regarding each proposal to be made.

         You are cordially invited to attend the meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy and return it promptly. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account, and each such proxy must be completed and returned if you wish to vote all of your shares eligible to be voted at the meeting.

                                       By Order of the Board of Directors


                                       Robert J. Palle, Jr.,
                                       Executive Vice President, Chief Operating
                                       Officer, Secretary and Treasurer

April 3, 2001

                             ----------------------

PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND DESIRE TO VOTE IN PERSON AT THE MEETING, YOUR PROXY WILL BE RETURNED TO YOU UPON WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY REVOKING YOUR PROXY.

                        BLONDER TONGUE LABORATORIES, INC.
                               One Jake Brown Road
                          Old Bridge, New Jersey 08857

                               PROXY STATEMENT FOR
                       THE ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                   MAY 4, 2001

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Blonder Tongue Laboratories, Inc., a Delaware corporation (the "Company"), to be voted at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Hyatt Regency New Brunswick, 2 Albany Street, New Brunswick, New Jersey 08901 on May 4, 2001, at 10:00 a.m., local time, and at any adjournment or adjournments thereof.

         All proxies delivered pursuant to this solicitation are revocable at any time before they are exercised by written notice to the Secretary of the Company, or by delivering a later dated proxy. Attendance at the Annual Meeting will not, without delivery of the written notice described in the immediately preceding sentence, constitute revocation of a proxy. The mailing address of the principal executive offices of the Company is One Jake Brown Road, Old Bridge, New Jersey 08857. The Company's telephone number is (732) 679-4000. This Proxy Statement and the enclosed form of proxy will be mailed to each stockholder on or about April 3, 2001, together with the Annual Report on Form 10-K for the year ended December 31, 2000.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of Directors to serve until the 2004 Annual Meeting of Stockholders, in voting by proxy, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to the other proposals to be voted upon, stockholders may vote in favor of a proposal, against a proposal or may abstain from voting. Stockholders should specify their choices on the enclosed form of proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy will be voted FOR the election of all nominees, and FOR the proposal to ratify the appointment of BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 2001. Directors will be elected by a plurality of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting. Thus, abstentions will have no effect on the vote for election of Directors. Approval of any other matters to come before the Annual Meeting will require the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at the Annual Meeting. Broker non-votes, which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the beneficial owner has not checked one of the boxes on the proxy card, are not considered to be shares "entitled to vote" (other than for quorum purposes), will not be included in vote totals and will have no effect on the outcome of any matters to be voted upon at the Annual Meeting.

         Management is not aware at the date hereof of any matter to be presented at the Annual Meeting other than the election of Directors and the other proposals described in the attached Notice of Annual Meeting of Stockholders. If any other matter is properly presented, the persons named in the proxy will vote thereon according to their best judgement.

         The expense of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and Proxy Statement, will be paid by the Company. The solicitation will be made by use of the mails, through brokers and banking institutions, and by officers and regular employees of the Company. Proxies may be solicited by personal interview, mail, telephone or facsimile transmission.

         Only owners of record of the common stock, $.001 par value per share, of the Company ("Common Stock") at the close of business on March 21, 2001 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Each owner of record on the Record Date is entitled to one vote for each share of Common Stock of the Company so held. There is no cumulative voting. On the Record Date, there were 7,612,664 shares of Common Stock issued, outstanding and entitled to vote.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation, as amended, provides that the Board shall consist of between five and eleven members, as determined from time to time by the Board, divided into three classes as nearly equal in number as possible. The size of the Board has currently been set at eight. The term of the current Class I Directors expires at the 2002 Annual Meeting, the term of the current Class II Directors expires at the 2003 Annual Meeting and the term of the current Class III Directors expires at the 2001 Annual Meeting. The successors to each class of Directors whose terms expire at an Annual Meeting will be elected to hold office for a term expiring at the Annual Meeting of Stockholders held in the third year following the year of their election.

         The Directors whose terms will expire at the 2001 Annual Meeting of Stockholders are Robert B. Mayer and James F. Williams, both of whom have been nominated by the Board to stand for reelection as Directors at the 2001 Annual Meeting of Stockholders, to hold office until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified. Messrs. Mayer and Williams have consented to serve for the new terms, if elected.

Recommendation of the Board of Directors Concerning the Election of Directors

         The Board of Directors of the Company recommends a vote FOR Robert B. Mayer and James F. Williams as Class III Directors to hold office until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified. Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxy a contrary choice.

                        DIRECTORS AND EXECUTIVE OFFICERS

Nominee and Continuing Directors

         The following table sets forth the names and certain information about each of the nominees for election as a Director of the Company and the continuing Directors of the Company:

                                                                                                              Director
             Name                                                                                     Age      Since
             ----                                                                                     ---     --------
                                                                                                      Age       Since
Directors not standing for election this year whose terms expire in 2002 (Class I Directors):
         John E. Dwight..............................................................................  65        1995
         Robert E. Heaton(1) (2) ....................................................................  71        1998
         James A. Luksch.............................................................................  70        1988

Directors not standing for election this year whose terms expire in 2003 (Class II Directors):
         Robert J. Palle, Jr.........................................................................  55        1993
         Gary P. Scharmett...........................................................................  45        1997
         James H. Williams...........................................................................  69        1988

-------------
(1) Since May, 1998, a member of the Compensation Committee of the Board of Directors.
(2) Since June, 2000, a member of the Audit Committee of the Board of Directors.

Nominees for a three-year term expiring in 2004 (Class III Directors):
         Robert B. Mayer(1)(2).......................................................................  69          1995
         James F. Williams(1)(3).....................................................................  43          1993

-------------
(1) Since December, 1995, a member of the Audit Committee of the Board of Directors.
(2) Since December, 1995, a member of the Compensation Committee of the Board of Directors.
(3) Since September, 1997, a member of the Compensation Committee of the Board of Directors.

         Set forth below is a brief summary of the recent business experience and background of each nominee, continuing Director and executive officer:

         John E. Dwight became a Director of the Company on December 14, 1995, immediately after the completion of the Company's initial public offering of Common Stock. He was a Senior Vice President of the Company from September, 1997 through December, 2000. Mr. Dwight currently serves as Assistant to the President of the Company. From 1992 until September, 1997, Mr. Dwight served as President of Film Microelectronics, Inc., a designer and manufacturer of microelectronic products.

         Robert E. Heaton became a Director of the Company in March, 1998. He also presently serves on the Boards of Directors of Calstrip Steel Corp. and Precision Specialty Metals. From April, 1993 through April, 1995, Mr. Heaton served as Vice Chairman of the Stainless Steel Group of Lukens, Inc. From April, 1981, through April, 1993, Mr. Heaton was President and Chief Executive Officer of Washington Steel Corporation until it was acquired by Lukens, Inc. Mr. Heaton is a past Chairman of the Specialty Steel Industry of North America.

         James A. Luksch has been the President and Chief Executive Officer and a Director of the Company since November, 1988. He became Chairman of the Board in November, 1994.

         Robert B. Mayer became a Director of the Company on December 14, 1995, immediately after the completion of the Company's initial public offering of Common Stock. From 1966 to 1991, he served in various executive positions, including Director and Regional President of Norstar Bank, N.A. (formerly known as Liberty National Bank & Trust Co.), a member of Fleet Financial Group. Mr. Mayer has from time to time served as a part-time instructor at State University of New York at Buffalo and is currently a Director and Vice Chairman of People, Inc. and a member of the Loan Committee, Erie County Regional Industrial Development Corporation.

         Robert J. Palle, Jr. has been the Executive Vice President, Chief Operating Officer and Secretary of the Company since April, 1989. He became a Director of the Company in September, 1993 and Treasurer in March, 2001.

         Gary P. Scharmett became a Director of the Company in December, 1997. Since January, 1989, Mr. Scharmett has been a partner in the law firm of Stradley, Ronon, Stevens & Young, LLP, the Company's outside counsel, and also presently serves on the Board of Directors of that firm.

         James F. Williams became a Director of the Company in September, 1993. Since April, 1996, Mr. Williams has been the Chairman of the Board and Chief Executive Officer of Integrated Waste Services, Inc. ("IWSI"). From June, 1990 through April, 1996, Mr. Williams served as Vice President of IWSI. U.S. Dismantlement Corporation ("USDC"), for which Mr. Williams serves as a Director, is an indirect, wholly-owned subsidiary of IWSI. In early 1997, USDC's Board determined to cease operations and liquidate its business. Toward the end of that process, an uncontested, involuntary bankruptcy petition was filed against USDC on May 28, 1997. An order closing this proceeding was issued by the court on December 31, 1997. Mr. Williams is the nephew of Mr. James H. Williams.

         James H. Williams has been a Director of the Company since November, 1988, and served as Chairman of the Board from the Company's inception until November, 1994. He presently serves as a consultant to the Company under a written agreement. Mr. Williams served as Chairman of the Board and Chief Executive Officer of Integrated Waste Services, Inc. from September, 1989 until April, 1996.

Other Executive Officers

         Daniel J. Altiere, 62, has been a Senior Vice President of the Company since April, 1989. Since 1989, he has been responsible for human resources, quality control, manufacturing, warranty service and industrial engineering.

         Eric Skolnik, 36, has served as Interim Chief Financial Officer of the Company since January, 2001. He was hired by the Company in May, 2000, as Corporate Controller. From 1994 until May, 2000, Mr. Skolnik worked as a certified public accountant with BDO Seidman, LLP, the Company's independent auditors.

         Norman A. Westcott, 60, became Senior Vice President - Operational Services of the Company in October, 1999 and was a Vice President of the Company from July, 1994 until October, 1999. He is responsible for material purchasing and production.

Meetings of the Board of Directors; Committees

         During the year ended December 31, 2000, there were seven meetings of the Company's Board of Directors and each Director attended (either in person or via teleconference) at least 75% of the meetings held. The Board of Directors has two standing committees: the Compensation Committee and the Audit Committee.

         Compensation Committee. The Compensation Committee is currently comprised of Robert B. Mayer, Robert E. Heaton and James F. Williams, all of whom are non-employee Directors. The Compensation Committee is responsible to determine compensation for the Company's executive officers and to administer the Company's stock option plans, except for the 1996 Director Option Plan. This committee held seven meetings during 2000, and each committee member attended (either in person or via teleconference) at least 75% of the meetings held.

         Audit Committee. The Audit Committee is currently comprised of James F. Williams, Robert B. Mayer and Robert E. Heaton, all of whom are non-employee Directors. The Audit Committee is responsible to make recommendations concerning the engagement of independent public accountants, review the plans and results of the audit engagement with the independent public accountants, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of the Company's internal accounting controls. This committee held five meetings during 2000, all of which were attended (either in person or via teleconference) by each committee member.

         The members of the Audit Committee are independent, as defined in the American Stock Exchange listing standards. The Board of Directors has adopted a written charter for the Audit Committee which the Audit Committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee's current charter is attached to this Proxy Statement as Exhibit A.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has:

         o reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with the Company's management;

         o discussed with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements;

         o received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements; and

         o discussed with the Company's independent auditors their independence from the Company and its management.

         Based on the review and discussions referred to in the items above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                     The Audit Committee
                                     James F. Williams, Chairman
                                     Robert B. Mayer
                                     Robert E. Heaton

Directors' Compensation

         During calendar year 2000, each non-employee Director of the Company (other than James H. Williams) received an annual retainer of $15,000, payable quarterly, a fee of $1,000 for each Board meeting attended in person ($500 if attendance was telephonic) and a fee of $600 for each committee meeting attended in person ($300 if attendance was telephonic or if attending on the same date as a Board meeting). Each Director was also reimbursed for certain travel, lodging and related expenses incurred in connection with attendance at Board and committee meetings. During calendar year 2000, Messrs. Luksch, Palle and Dwight did not receive any separate compensation for serving on the Board of Directors or any committees thereof.

         Effective January 1, 2000, the Company enacted a new policy requiring each of the Company's Directors to maintain an investment in the Company's Common Stock during his or her entire tenure as a Director equal to at least $25,000, calculated by taking the greater of (i) the amount paid for such stock by the Director and (ii) the highest fair market value of such stock. Non-employee directors of the Company are encouraged to purchase Company common stock equal to or exceeding one year's annual retainer during any three-year period until they meet this requirement.

         In May, 1998, the stockholders of the Company approved the adoption of the Company's Amended and Restated 1996 Director Option Plan (the "1996 Plan"). Under the 1996 Plan, Directors who are not currently employed by the Company or any subsidiary of the Company and who have not been so employed within the past six months are eligible to receive options from time to time to purchase a number of shares of Common Stock as determined by the Board; provided, however, that no Director may be granted options to purchase more than 5,000 shares of Common Stock in any one calendar year. The exercise price for such shares is the fair market value thereof on the date of grant, and the options vest as determined in each case by the Board of Directors. Options granted under the 1996 Plan must be exercised within ten years from the date of grant. A maximum of 100,000 shares may be awarded under the 1996 Plan which expires January 2, 2006. The plan is administered by the Board of Directors.

         On July 13, 2000, each of the Company's non-employee Directors other than James H. Williams was granted an option under the 1996 Plan to purchase 5,000 shares of Common Stock at an exercise price of $7.03 per share. The options vest on the first anniversary of the date of grant.

         In June, 2000, the Company entered into an amendment to the consulting and non-competition agreement with James H. Williams for the purpose of obtaining advice and counseling concerning strategic planning and financial and business matters. Under this agreement, as amended, Mr. Williams is obligated to make himself available to the Company for up to 25 hours per month, in addition to time spent attending to his duties as a member of the Board of Directors of the Company. Mr. Williams is currently paid $157,500 per year for his services under this agreement, subject to adjustment on a basis consistent with adjustments to compensation to the Company's senior management. The agreement provides a cap of $200,000 on payments to be made thereunder during any calendar year. The initial term of this agreement expires on December 31, 2004 and automatically renews thereafter for successive one year terms (subject to termination at the end of any renewal term on at least 90 days' notice). Payments to Mr. Williams under this consulting agreement are in lieu of any other payments in connection with his services as a Director or committee member, other than the reimbursement of certain travel, lodging and related expenses incurred in connection with attendance at Board and committee meetings.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the American Stock Exchange, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten percent stockholders (collectively, "Reporting Persons") are additionally required to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations of the Reporting Persons that no other reports were required with respect to fiscal 2000, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with on a timely basis in fiscal 2000, except that a Form 5 for Mr. Luksch with respect to transactions in fiscal 2000 not subject to current reporting was filed on March 8, 2001.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of February 28, 2001 by (i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's Directors, including nominee Directors, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all executive officers and Directors as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                                                                                  Percent of Class
            Name and Address of                                        Amount and Nature of         Beneficially
            Beneficial Owner(1)(2)                                   Beneficial Ownership (1)           Owned
            ----------------------                                   -------------------------     ----------------
James A. Luksch...................................................        1,709,035(3)                  22.45%
Robert J. Palle, Jr...............................................        1,191,811(4)                  15.66%
John E. Dwight....................................................           55,275(5)                       *
Daniel J. Altiere.................................................           45,508(6)                       *
James H. Williams.................................................        1,528,854(7)                  20.08%
James F. Williams.................................................           76,673(7)                   1.01%
Gary P. Scharmett.................................................           18,800(8)                       *
Robert B. Mayer...................................................           11,500(9)                       *
Robert E. Heaton..................................................           10,000(10)                      *
Peter Pugielli....................................................              538                          *

All Directors and executive officers as a group (11 persons)......        4,642,565                     59.78%


----------------
*   Less than 1%

(1) Beneficial ownership as of February 28, 2001 for each individual includes shares subject to options held by such persons (but not held by any other person) which are exercisable within 60 days after such date. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. This table contains information furnished to the Company by the respective stockholders or contained in filings made with the Commission.
(2) The address for each beneficial owner is c/o Blonder Tongue Laboratories, Inc. One Jake Brown Road, Old Bridge, NJ 08857.
(3) Includes 10,928 shares of Common Stock owned of record by two trusts of which Mr. Luksch is the trustee and nine shares of Common Stock owned of record by an estate of which Mr. Luksch is the executor.
(4) Includes 200,000 shares owned of record by a limited liability company of which Mr. Palle and his wife are the sole members.
(5) Includes 31,900 shares of Common Stock underlying options granted by the Company.
(6) Includes 44,390 shares of Common Stock underlying options granted by the Company.
(7) James H. Williams has granted to James F. Williams the option to purchase 52,173 shares of Company Common Stock which he owns. These shares are included in the beneficial ownership of both Directors. Beneficial ownership for James F. Williams also includes 9,500 shares of Common Stock underlying options granted by the Company.
(8) Includes 17,000 shares of Common Stock underlying options granted by the Company.
(9) Includes 9,500 shares of Common Stock underlying options granted by the Company, 500 shares of Common Stock held of record by Mr. Mayer's adult son, as to which Mr. Mayer expressly disclaims beneficial ownership and 200 shares of Common Stock held of record by Mr. Mayer's spouse.
(10) Includes 7,000 shares of Common Stock underlying options granted by the Company.

                             EXECUTIVE COMPENSATION
Summary

         The following table sets forth certain summary information concerning compensation paid or accrued for services rendered to the Company in all capacities for the year ended December 31, 2000 and two prior fiscal years with respect to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who served as executive officers during 2000 and whose salary plus bonus during 2000 exceeded $100,000.

                           Summary Compensation Table


                                                                               Long-Term
                                               Annual Compensation           Compensation
                                         --------------------------------    ------------

                                                                               Securities
                Name and                                                       Underlying          All Other
            Principal Position            Year     Salary ($)  Bonus($)(1)     Options(#)      Compensation($)(2)
            ------------------            ----     ----------  ----------      ----------      ------------------
James A. Luksch........................    2000      325,000           0            ---              7,611
      President and Chief Executive        1999      325,000           0            ---              7,126
      Officer                              1998      311,724     103,079            ---             13,819
Robert J. Palle, Jr....................    2000      253,000           0            ---              3,483
      Executive Vice President,            1999      253,000           0            ---              3,327
      Chief Operating Officer,             1998      242,063      80,209            ---              3,894
      Secretary and Treasurer

John E. Dwight.........................    2000      175,000      25,000            ---              6,262
      Former Senior Vice President (3)     1999      175,000      25,000            ---(4)           5,567
                                           1998      150,000      50,000        100,000              5,713

Peter Pugielli.........................    2000      136,646           0         10,000              2,438
      Former Senior Vice President and     1999      130,098           0            ---(4)           2,410
      Chief Financial Officer(5)           1998      123,616      25,853         36,666              2,575

Daniel J. Altiere ....................     2000      154,056           0         10,000              4,868
      Senior Vice President                1999      143,688           0            ---(4)           4,821
                                           1998      134,231      28,946         40,000              4,893


------------------
(1) Bonus amounts for each year include bonuses earned by each individual under the Company's Executive Officer Bonus Plan based on the Company's financial performance during such year, except that Mr. Dwight was entitled to a minimum bonus of $50,000 for 1998 and $25,000 for 1999 and 2000 notwithstanding the amount he was otherwise entitled to under the Executive Officer Bonus Plan pursuant to his employment arrangements made with the Company during 1997. These amounts are paid to such individuals in the year after that in which they accrue.

(2) Represents reimbursement of life insurance premiums, matching contributions paid by the Company under its 401(k) plan and costs of preparation of individual tax returns. Amounts paid in 2000 for life insurance were $1,236 $258, $762, $138 and $396; for matching contributions under the Company's 401(k) plan were $5,250 $2,100, $5,250, $2,100 and $4,472; and amounts paid for preparation of tax returns were $1,125, $1,125, $250, $200, and $0 for Messrs. Luksch, Palle, Dwight, Pugielli and Altiere, respectively. Amounts paid in 1999 for life insurance were $1,001, $202, $543, $210 and $543; for matching contributions under the Company's 401(k) plan were $5,000, $2,000, $4,774, $2,000 and $4,278; and amounts paid for preparation of tax returns were $1,125, $1,125, $250, $200 and $0 for Messrs. Luksch, Palle, Dwight, Pugielli and Altiere, respectively. Amounts paid in 1998 for life insurance were $8,772, $1,607, $2,376, $787 and $1,319; for matching contributions under the Company's 401(k) plan were $3,922, $1,162, $3,087, $1,588 and
    $3,574; and amounts paid for preparation of tax returns were $1,125, $1,125, $250, $200 and $0 for Messrs. Luksch, Palle, Dwight, Pugielli and Altiere, respectively.

(3) Mr. Dwight resigned as a Senior Vice President and became Assistant to the President of the Company effective January 1, 2001.

(4) The amounts of Securities Underlying Options initially granted to Messrs. Dwight, Pugielli and Altiere in 1998 were 20,000, 10,000 and 10,000 shares, respectively. Securities Underlying Options granted in 1998 to these individuals also include 80,000, 26,666 and 30,000 shares, respectively, underlying options granted to such individuals in prior years which were repriced during September, 1998.

(5) Mr. Pugielli resigned as Senior Vice President and Chief Financial Officer of the Company during January, 2001.

Stock Options

         The following table provides information with respect to the named executive officers concerning options granted to them during fiscal year 2000.

                              Option Grants in 2000

                                                                                                            Potential Realizable
                                  Number of         Percent of                                                Value at Assumed
                                   Shares          Total Options        Exercise                              Annual Rates for
                                 Underlying         Granted to          or Base                                 Option Term
                                   Options         Employees in          Price          Expiration             -------------
    Name                           Granted             2000             ($/Sh.)            Date               5%           10%
    ----                         -----------       --------------       --------        -----------          ----          ----
James A. Luksch........             ---                 ---               ---              ---                ---           ---
Robert J. Palle, Jr. ..             ---                 ---               ---              ---                ---           ---
John E. Dwight.........             ---                 ---               ---              ---                ---           ---
Peter Pugielli.........            10,000                6%              $6.75           8/15/10            $42,450       $107,578
Daniel J. Altiere......            10,000                6%              $6.75           8/15/10            $42,450       $107,578


Option Exercises and Holdings

         The following table provides information with respect to the named executive officers concerning the exercise of options during fiscal year 2000 and unexercised options held as of December 31, 2000.

                       Aggregated Option Exercises in 2000
                    and Option Values as of December 31, 2000

                                                       Number of Securities Underlying     Value of Unexercised In-the-
                       Shares Acquired      Value          Unexercised Options at                Money Options at
                        on Exercise(#)    Realized($)       December 31, 2000(#)              December 31, 2000($)(1)
                        --------------    -----------  ----------------------------        -----------------------------
       Name                                            Exercisable    Unexercisable        Exercisable     Unexercisable
       ----                                            -----------    -------------        -----------     --------------

James A. Luksch.........      ---            ---          25,000           ---                  ---            ---
Robert J. Palle, Jr.....      ---            ---          23,500           ---                  ---            ---
John E. Dwight..........      ---            ---          31,900          48,600                ---            ---
Peter Pugielli..........    13,673         $75,243        28,373          13,449                ---            ---
Daniel J. Altiere.......      ---            ---          44,390          13,449              $6,552           ---

---------------
(1) These columns represent the difference on December 31, 2000 between the closing market price of the Company's common stock and the option exercise price.


Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Board of Directors currently consists of James F. Williams, Robert B. Mayer and Robert E. Heaton. No member of the Compensation Committee was an officer or employee of the Company during fiscal year 2000. None of the executive officers of the Company has served on the board of directors, the compensation committee or any other board committee performing equivalent functions of any other entity, any of whose officers served either on the Board of Directors or the Compensation Committee of the Company.

Employment Contracts

         In August 1995, Mr. Altiere and the Company entered into an employment agreement which provides that Mr. Altiere is entitled to receive his base salary for one year following termination of his employment by the Company without cause. Upon his disability, Mr. Altiere is also entitled to receive his base annual salary for one year.

                        REPORT OF COMPENSATION COMMITTEE
                       ON EXECUTIVE COMPENSATION POLICIES

General

         The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The objective of the Company in setting executive compensation has been to attract, retain and motivate qualified executives to manage the Company's business and affairs so as to foster sales and earnings growth, achieve significant current profits and maximize stockholder value. Executive compensation in the aggregate is made up principally of annual base salary, bonus, and awards of stock options under the Company's 1995 Long Term Incentive Plan.

         Generally, annual salary adjustments and bonuses for executive officers other than Messrs. Luksch and Palle have been established by Mr. Luksch with the concurrence of the Compensation Committee. The annual salary adjustments and bonuses for Messrs. Luksch and Palle are determined by the Compensation Committee, subject to Board approval. An annual performance evaluation of each executive officer is conducted, upon which a salary adjustment is determined. The performance evaluation focuses on the executive's performance during the past year of the responsibilities of his position, the executive's improvement in areas where any deficiencies may have been noted in the past, and the executive's achievement of any specific goals and objectives which may have been established for such executive, including achievement of budget objectives. The Company's overall profit for the fiscal year and the executive's individual contribution to that profit are also considered. As is typical for most corporations, the assessment of individual performance contributions is in most cases subjective and not conditioned upon the achievement of any specific, pre-determined performance targets.

         In February, 1997, the Compensation Committee implemented the Executive Officer Bonus Plan ("Executive Bonus Plan"). The Compensation Committee believes that a combination of base salary, cash bonus awards under the Executive Bonus Plan and the award of stock options and/or restricted stock awards will support the short-term and long-term strategic objectives of the Company and will reward individual performance and the value created for stockholders. Cash bonus awards under the Executive Bonus Plan are paid to officers during a particular fiscal year based upon and relating to the financial performance of the Company during the prior fiscal year. During the first quarter of each fiscal year of the Company, the Compensation Committee designates which of the Company's executive officers are to participate in the Executive Bonus Plan for that year. Also during the first quarter, the Compensation Committee establishes one or more objective performance goals for each participant, together with a maximum dollar bonus opportunity for the participant and a formula to determine bonus payments based on the achievement of the goal(s). In no event may the bonus for any participant exceed 100% of such participant's base salary.

         The performance goals are expressed in terms of (a) one or more corporate or divisional earnings-based measures (which may be based on net income, operating income, cash flows, or any combination thereof) and/or (b) one or more corporate or divisional sales-based measures. Each such goal may be expressed on an absolute and/or relative basis, may employ comparisons with past performance of the Company (including one or more divisions) and/or the current or past performance of other companies, and in the case of earnings-based measures, may employ comparisons to capital, stockholders' equity and shares outstanding. Performance goals need not be uniform among participants.

         After the Company's financial results for a fiscal year have been determined, the Compensation Committee certifies the level of performance goal attainment and the potential bonus payment for each participant. The Compensation Committee has full authority to reduce the amount that would otherwise be payable to any participant for a fiscal year.

         For 2000, bonuses under the Executive Bonus Plan were only to be awarded if the Company's diluted earnings per share in 2000 were at least equal to 120% of its average annual diluted earnings per share for calendar years 1997, 1998 and 1999. This threshold requirement for the payment of bonuses was not met for fiscal 2000, therefore no bonuses were awarded under the Executive Bonus Plan. Each of the named executive officers in the Summary Compensation Table herein was eligible to participate in the Executive Bonus Plan during 2000. If awarded, bonuses earned during the 2000 fiscal year under the Executive Bonus Plan (included as bonuses earned during 2000 in the Summary Compensation Table herein but payable in 2001) were to be based on a percentage of each recipient's annual salary for 2000 equal to the percentage increase in the

Company's diluted earnings per share for fiscal 2000 over the average annual diluted earnings per share for calendar years 1997, 1998 and 1999, multiplied by a multiplier between 1.0 and 1.5 determined on an individual basis by the Compensation Committee, subject to a maximum amount equal to 100% of such recipient's 2000 base annual salary.

Compensation of the Chief Executive Officer

         Mr. Luksch has been President and Chief Executive Officer of the Company since it commenced operations in 1988. His compensation includes the same elements and performance measures as the compensation of the Company's other executive officers.

         Mr. Luksch's annual salary, which had been $325,000 since January 1999, was increased to $341,000 effective January 1, 2001. Mr. Luksch received no bonus and no stock options during fiscal year 2000. The Committee believes that Mr. Luksch's overall compensation is fair and reasonable. This assessment is a subjective determination and is not quantitatively related to the Company's performance.

                                   The Compensation Committee
                                   Robert B. Mayer, Chairman
                                   Robert E. Heaton
                                   James F. Williams


                          COMPARATIVE STOCK PERFORMANCE

         The graph below compares the cumulative total return during the period from December 31, 1995 to December 31, 2000, for the Company's Common Stock, the AMEX Market Value Index and the Dow Jones Electrical Components & Equipment Industry Group Index. This graph assumes the investment of $100 in the Company's Common Stock, the stock in the companies presented in the AMEX Market Value Index and the stock in the companies comprising the Dow Jones Electrical Components & Equipment Industry Group Index on January 1, 1996 and the reinvestment of all dividends.


                               [GRAPHIC OMITTED]



                  12/31/95        12/31/96        12/31/97       12/31/98       12/31/99       12/31/00
                 ---------------------------------------------------------------------------------------
BDR                 100.00           89.74          145.44          67.95          51.28          32.05
AMEX                100.00          106.39          124.88         125.68         159.95         163.75
DJEI                100.00          119.59          144.69         166.99         213.35         130.74


                              CERTAIN TRANSACTIONS

         The President's daughter and son-in-law, Emily Nikoo and Nezam Nikoo, are a marketing manager and senior engineer for the Company, respectively. In addition, Ms. Nikoo heads the Company's task force for the promotion of its interdiction product line. The annual compensation for Ms. Nikoo in 2000 was $106,000. The annual compensation for Mr. Nikoo was $92,894. In 2000, Ms. Nikoo was granted options under the 1995 Plan to purchase 10,000 shares of Common Stock at a price of $6.75 per share, vesting over three years at one-third per year, commencing on August 15, 2001. In 2000, Mr. Nikoo was granted options under the 1995 Plan to purchase 20,000 shares of Common Stock at a price of $6.75 per share, vesting over three years at one-third per year, commencing on August 15, 2001.


                  PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Board of Directors of the Company, upon the recommendation of the Audit Committee, has selected BDO Seidman, LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2001. BDO Seidman, LLP were the Company's independent auditors for the fiscal year ended December 31, 1999 and are considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect in the Company or any of its subsidiaries, in any capacity. One or more representatives of BDO Seidman, LLP is expected to be present at this year's Annual Meeting of Stockholders with an opportunity to make a statement if he or she desires to do so and to answer appropriate questions with respect to that firm's examination of the Company's financial statements and records for the fiscal year ended December 31, 2000.

         Although the submission of the appointment of BDO Seidman, LLP is not required by law or the By-Laws of the Company, the Board is submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the appointment, the Board will not be bound to seek other independent auditors for 2001, but the selection of other independent auditors will be considered in future years.

Audit and Other Fees Paid to Independent Auditors

     Audit Fees

         For the fiscal year ended December 31 2000, the aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2000 were $130,000.

     Financial Information Systems Design and Implementation Fees

         The Company did not engage BDO Seidman, LLP to provide advice and related services regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

     All Other Fees

         For the fiscal year ended December 31, 2000, the aggregate fees incurred by the Company to BDO Seidman, LLP for all other services (other than audit services and financial information systems design and implementation services) were $97,000. These fees include approximately $33,000 for tax services and approximately $19,000 for audits of the Company's 401(k) and pension plans.

         The audit committee has reviewed the non-audit services currently provided by our independent auditors and has considered whether the provision of such services is compatible with maintaining the independence of our independent auditors.

Recommendation of the Board Concerning the Ratification of Appointment of Independent Auditors

         The Board of Directors of the Company recommends that stockholders vote FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent auditors for the 2001 fiscal year. Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxies a contrary choice.

                                 OTHER BUSINESS

         Management knows of no other matters that will be presented at the Annual Meeting of Stockholders. However, if any other matter properly comes before the meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be included in the Company's proxy statement for presentation at the 2002 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by the Company's Chief Financial Officer at One Jake Brown Road, Old Bridge, New Jersey 08857 on or before December 5, 2001, to be eligible for inclusion in such proxy statement.

         If notice of a stockholder proposal intended to be presented at the 2002 Annual Meeting of Stockholders is not received by the Company on or before February 18, 2002 (whether or not the stockholder wishes the proposal to be included in the proxy statement for such annual meeting), the Company (through management proxy holders) may exercise discretionary voting authority on such proposal when and if the proposal is raised at the annual meeting without any reference to the matter in the proxy statement.

                                    FORM 10-K

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY WILL FURNISH TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO ERIC SKOLNIK, INTERIM CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS AS SHOWN ON THE COVER PAGE OF THIS PROXY STATEMENT.

                                   By Order of the Board of Directors


                                   James A. Luksch
                                   Chairman of the Board, President
                                   and Chief Executive Officer

Date: April 3, 2001
Old Bridge, New Jersey

                        BLONDER TONGUE LABORATORIES, INC.

                             AUDIT COMMITTEE CHARTER

I.       PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and may establish from time to time; the Company's auditing, accounting and financial reporting practices generally; and all potential conflict of interest situations, including those arising from any related-party transactions. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Company's financial reporting practices and internal control system.

         o Review and appraise the audit efforts of the Company's independent accountants and internal auditing department.

         o Provide an open avenue of communication among the independent accounts, financial and senior management, the internal auditing department and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by being authorized and directed to do the following:

         (a) To recommend to the Board of Directors the selection, retention or termination of external auditors and, in connection therewith, annually to receive, evaluate and discuss with the external auditors a formal written report from them setting forth all consulting or other relationships with the Company, which shall include specific representations as to their objectivity and independence as required by Independence Standards Board Statement No. 1;

         (b) To meet with the Company's independent accountants, including private meetings as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s);
              (iii) to consider the auditors' comments with respect to the Company's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the independent accountants propose to render to the Board of Directors and shareholders;

         (c) To review as a Committee with management and the independent accountants the audited financial statements to be included in the Company's Annual Report, Form 10-K to be filed with the Securities and Exchange Commission, and the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61;

         (d) To review as a Committee, or through the Committee chairman, with the independent accountants the Company's interim financial results to be included in the Company's Form 10-Q to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61;

         (e) To consider the effect upon the Company of any changes in accounting principles or practices proposed by management or the independent accountants;

         (f) To review the fees charged by the independent accountants for audit and non-audit services;

         (g) To report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

         (h) To act as a liaison between the Company's independent accountants and the full Board of Directors.

II.      COMPOSITION

The Audit Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In determining independence, the following restrictions shall apply:

         (a) Employees. A Director who is an employee (including non-employee executive officers) of the Company or any of its affiliates may not serve on the Audit Committee until three years following termination of his or her employment.

         (b) Business Relationship. A Director who is a partner in or a controlling shareholder or executive officer of, any for-profit organization that has a business relationship with the Company, may serve on the Audit Committee only if (i) the Company's Board of Directors determines in its business judgment that the relationship does not interfere with the Director's exercise of independent judgment and, (ii) in any of the past three years, the payments made by the Company to or received by the Company from the organization are less than the greater of (y) five percent (5%) of the Company's or such organization's consolidated gross revenues in that year, or (z) $200,000. In making a determination regarding the independence of a Director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the Company, to the Director and, if applicable, to the organization with which the Director is affiliated. A Director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under the qualified retirement plans, or non-discretionary compensation may not serve on the Audit Committee.

         (c) Cross Compensation Committee Link. A Director who is employed as an executive of a corporation where any of the Company's executives serves on that corporation's compensation committee may not serve on the Audit Committee.

         (d) Immediate Family. A Director who is an Immediate Family member of an individual who is an executive officer of the Company or any of its affiliates may not serve on the Audit Committee until three years following the termination of such employment relationship.

         (e) Independence Requirement of Audit Committee Members. Notwithstanding the requirements of subparagraphs (b), (c) and (d) hereof, one Director who is no longer an employee or who is an Immediate Family member of a former executive officer of the Company or it affiliates, but is not considered independent pursuant to these provisions may be appointed, under exceptional and limited circumstances, to the Audit Committee if the Company's Board of Directors determines in its business judgment that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Company discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full committee membership.

III.     MEETINGS

The Committee shall meet on a regular basis, at least quarterly, and is empowered to hold special meetings as circumstances require. The Committee shall meet at least annually with management, the Chief Financial Officer of the Company and the independent accountants in separate sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. Meetings may be by teleconference.

IV.      RESOURCES

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

V.       ANNUAL CHARTER REVIEW

The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

VI.      DEFINITIONS

         (a) "Immediate Family" includes a person's spouse, parents, children, siblings, fathers and mothers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone who resides in such person's home.

         (b) "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

         (c) "Officer" shall have the meaning specified in Rule 16a-1(f) under the Securities Exchange Act of 1934, or any successor rule.

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                       BLONDER TONGUE LABORATORIES, INC.


                                  May 4, 2001



       ---------Please Detach and Mail in the Envelope Provided----------



A / X / Please mark your
        votes as in this
        example.


1. Election of two Class III Directors to hold office until the 2004 Annual Meeting of Stockholders or until their successors have been elected and qualified.

                                   FOR      WITHHOLD
                                   / /       / /

Nominees:  Robert B. Mayer

           James F. Williams

(To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

2. Proposal to ratify the appointment of BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 2001.

                       FOR             AGAINST         ABSTAIN
                       / /               / /             / /

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting and at any postponements or adjournments thereof. If no direction is made on this Proxy Card, this Proxy will be voted FOR the election of all nominees to serve as Class III Directors and FOR proposal 2.

Please mark, sign, date and return this Proxy Card promptly using the enclosed envelope.

Signature                                              Dated:             , 2001
         -------------------  -------------------------      -------------
                              Signature if held jointly

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a Corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership's name by authorized person.

                        BLONDER TONGUE LABORATORIES, INC.
                              One Jake Brown Road
                              Old Bridge, NJ 08857
                 PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 4, 2001
       This Proxy is being solicited on behalf of the Board of Directors

     The Undersigned hereby appoints James A. Luksch and Robert J. Palle, Jr., and either of them (with full power to act alone), as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on this Proxy Card, all shares of Common Stock of Blonder Tongue Laboratories, Inc. (the "Company") held of record by the undersigned on the record date of March 21, 2001, at the Annual Meeting of Stockholders to be held on May 4, 2001 and at any postponements or adjournments thereof, all as in accordance with the Notice of Annual Meeting of Stockholders and Proxy Statement furnished with this Proxy.



                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)